UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 22, 2006

Date of Report (Date of earliest
event reported)

PRAECIS PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30289	04-3200305
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Winter Street, Waltham, Massachusetts 02451-1420

(Address of principal executive offices, including zip code)

(781) 795-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                  Regulation FD Disclosure.

On February 22, 2006, PRAECIS PHARMACEUTICALS INCORPORATED issued a press release announcing the presentation of an update on the development of its DirectSelect™ Technology at the MedChem Europe 2006 meeting in Prague, Czech Republic. The Company’s presentation was delivered by Barry Morgan, Ph.D., Vice President, Chemistry.  A copy of the presentation is posted on the Company’s website at http://www.praecis.com under “Investors.”

Item 9.01.                  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit 99.1                 Press Release issued by PRAECIS PHARMACEUTICALS INCORPORATED on February 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2006	PRAECIS PHARMACEUTICALS INCORPORATED

	By	/s/ Edward C. English
Edward C. English
Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by PRAECIS PHARMACEUTICALS INCORPORATED on February 22, 2006.